EXHIBIT 10.89(C)
                                ----------------

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THIS SECURITY OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 67

   Right to Purchase 1,000,000 Shares of Common Stock of Vertical Computer
                                Systems, Inc.


                         VERTICAL COMPUTER SYSTEMS, INC.

                  Common Stock Purchase Warrant (the "Warrant")


            VERTICAL COMPUTER SYSTEMS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, Luiz Valedtaro, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time up to and including Three (3) years after the date hereof, and before 5:00 p.m., Los Angeles time, on August 20, 2005, One Million (1,000,000) fully paid and nonassessable shares of Common Stock, $.00001 par value, of the Company (hereinafter the "Warrants") at an Exercise Price per share initially equal to $0.005. The number of such shares of Common Stock and the Exercise Price are subject to adjustment as provided in this Warrant.

      1.  CONDITIONS AND RIGHTS OF HOLDER TO EXERCISE WARRANTS.

      (a) If, from time to time, the Holder acquires any shares of stock pursuant to this Common Stock Purchase Warrant, the Holder accepts and agrees to the terms of the Lock Up Agreement, attached hereto as Exhibit A, and incorporated herein by this reference.

      (b) This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof, by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder to the Company and by making payment, in cash or by certified or official bank check payable to the order of the Company or wire transfer to the Company's account or, with the prior written consent of the Company, through the surrender of previously acquired shares of Common Stock at their fair market value on the exercise date or through the execution of a promissory note collateralized by the shares underlying the Warrant, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the

Exercise Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

      2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share, together with any other stock or other securities any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      3.    DILUTION.

            a. DIVIDENDS, ETC. If the Company shall pay to the holders of its Common Stock a dividend in shares of Common Stock or in securities convertible into Common Stock, the Exercise Price in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately decreased, effective at the opening of business on the next following full business day.

            b. SPLITS, COMBINATIONS, ETC. If the Company shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the Exercise Price in effect immediately prior to such action shall be proportionately decreased in the case of a split or increased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

      4. PROTECTION IN CASE OR RECLASSIFICATION, ETC. In case of any reclassification or change of the terms of the outstanding shares of the class of Common Stock issuable upon the exercise of this Warrant, then upon exercise of this Warrant (other than a change relating to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another company (other than a merger in which the Company is the continuing company or which does not result in any reclassification or change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant, other than a split or combination of shares), or in case of any sale or conveyance to any other person or entity of all or substantially all of the assets of the Company, the Company shall use its best efforts to execute an agreement providing that the holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company for which this Warrant might have been exercised immediately prior to such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance. This Section 4 shall apply to successive reclassifications and changes of and dividends and distributions on shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notice of the execution of any agreement pertaining to such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance shall be given to the holder of this Warrant as soon as practicable and in any event not less than ten (10) business days before any such transaction is consummated.

      5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

      6. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

      7. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 6, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

      8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      9. WARRANT AGENT. The Company will act as the exercise agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to
Section 1. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, redeeming this Warrant pursuant to Section 2, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      10. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, until properly exercised.

      11. NOTICES. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 6.

      12. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      13.   "Piggy-Back" Registration.

      a. GRANT OF RIGHT. The Holder of this Warrant shall have the right for a period of five years from the date of grant of this Warrant to include all or any part of this Warrant and the shares of Common Stock underlying this Warrant (collectively, the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act); provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter in its sole discretion may limit the number of Registrable
Securities to be included in the registration, or may exclude Registrable Securities entirely from such registration. In such case, the Company shall so advise Holder whose Registrable Securities otherwise would be included in such registration and underwritten offering shall be allocated among other selling shareholders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by Holder and registrable shares each of such other selling shareholders at the date of filing of the Registration Statement. If Holder disapproves of the terms and conditions of the underwritten offering, Holder may withdraw therefrom by written notice to the Company and the managing underwriter(s). Any Registrable Securities excluded or withdrawn from such underwritten offering shall be withdrawn from such registration.

      b. LOCK UP. Holder hereby agrees that, if requested by the Company and the managing underwriter(s), it will enter into a customary form of "lock-up" agreement with the Company and the managing underwriter(s) with respect to any Registrable Securities then held by Holder, which agreement shall contain such Registrable Securities than those contained in any other such agreements then entered into by the Company and the managing underwriter(s) with other comparable holders of the Company's Common Stock.

      c. TERMS. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, including any filing fees payable to the National Association of Securities Dealers, Inc. (NASD), but the Holder shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holder to represent it in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holder of outstanding Registrable Securities with prompt written notice prior to the proposed date of filing of such registration statement. Such notice to the Holder shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The Holder of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement. Nothing contained in this Warrant shall be construed as requiring any Holder to exercise this Warrant or any part thereof prior to the initial filing of any registration statement or the effectiveness thereof. The Company shall have the right to terminate or withdraw any registration initiated by the Company under this
Section 5 prior to the effectiveness of such registration whether or not Holder has elected to include Registrable Securities in such registration.

IN WITNESS WHEREOF, Vertical Computer Systems, Inc. has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:   August 20, 2002                VERTICAL COMPUTER SYSTEMS, INC.


                                    By:
                                       ---------------------------------
                                        Richard Wade, President

                              FORM OF SUBSCRIPTION

                          COMMON STOCK PURCHASE WARRANT
                       OF VERTICAL COMPUTER SYSTEMS, INC.

(To be signed only on exercise of Warrant)

TO:   VERTICAL COMPUTER SYSTEMS, INC.
      6336 Wilshire Boulevard
      Los Angeles, California 90048

      1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ________ shares of Common Stock, as defined in the Warrant, of Vertical Systems, Inc., a Delaware corporation (the "Company").

      2. The undersigned Holder pays the aggregate purchase price for such shares of Common Stock (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

            Name:
                       -------------------------------
            Address:
                       -------------------------------

                       -------------------------------


Dated:_______________

                        (Signature must conform to name of Holder as specified on the face of the Warrant)

                        ________________________________________________

                        ________________________________________________

                        ________________________________________________
                                                              (Address)

                                    Exhibit A

                                LOCK-UP AGREEMENT

      The undersigned individual hereby agrees, for a period of twelve (12) months from August 20, 2002 (the "LOCK-UP PERIOD"), not to offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "DISPOSITION") any shares of VERTICAL COMPUTER SYSTEMS, INC. ("Company"), Common Stock ("Common Stock"), any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "SECURITIES"), now owned or hereafter acquired directly by the undersigned individual or with respect to which undersigned individual has or hereafter acquires the power of disposition pursuant to the warrant, dated, "Date of Grant>> (the "Warrant"), otherwise than:

(i) as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound by these Lock-Up provisions;
(ii) as a distribution to limited partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of these Lock-Up provisions;
(iii) in a brokerage transaction, for all persons holding shares subject to these Lock-Up Provisions, of (a) no more on any trading day than 12,500 shares (which amount is calculated by dividing the number of shares, 1,000,000 shares currently held by the undersigned employee pursuant to the Warrant by the number of trading days in a 12 month period [240 days], and multiplying that resultant by three), and no more during any calendar month than (b) 83,333 shares (which amount is calculated by dividing the 1,000,000 shares currently held by undersigned individual by 12 months); however, in the event that these shares are subject to a stock split or a reverse stock split, the restrictions set forth in this paragraph shall be adjusted proportionately; or (iv) with the prior written consent of the Company.

The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the undersigned individual. Such prohibited hedging or other transactions would include without limitation any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

      The undersigned individual hereby agrees and consents: (i) to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Agreement, and (ii) to furnish the Company brokerage account statements or trade confirmations which evidence compliance with this Agreement.


Dated:      August 20, 2002
                                                ______________________________
                                                Luiz Valedtaro

                        EXPLANATION OF LOCK-UP PROVISIONS

The Company is requesting all employees, advisors and other pertinent parties (collectively "Insiders") to execute the attached Lock-Up Provisions Document in order to protect the Company's share price on its trading market (NASDAQ OTC Bulletin Board) from being unduly depressed by sales transactions by insiders.

The provisions are designed to allow Insider-shareholders to sell reasonable amounts of Company shares without disrupting the market for Company shares. Obviously, if a significant number of shares are sold within a relatively short period of time, the effect is to lower the Company's market price. It is in the best interest of the Company and all of its shareholders to assist in creating an "orderly" market, where sales will not, in general, significantly impact the Company's share price. It is very difficult, indeed, to sustain the market price of the Company's shares, let alone increase the market price after an ill-timed sell-off of Company shares by Insiders or others.

The attached provisions allow an Insider to sell shares (i.e., those eligible to be sold in the stock market) in equal monthly amounts over a 24-month period. The provisions further limit any single-day sale equal to 3 times the average "permitted daily sale" of 1/20th of the permitted monthly amount. For example: an Insider holding 1,000,000 shares eligible for sale would be permitted to sell up to a total of 41,667 shares per month (1,000,000 shares/24 months), limited to an average daily sale of 2,083 shares (41,667 shares/20 days). The highest permitted daily sale in any month would be 6,250 shares (2,083 shares x 3).

Note that the provisions allow an Insider to sell more shares than are permitted under the formulae with written Company permission in order to accommodate emergency and hardship situations.